Supplement dated October 18, 2024
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2024,
Issued by National Integrity Life Insurance Company
through its Separate Account I

AnnuiChoice® II
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to December 31, 2001); Pinnacle IV (January 1, 2002 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)
Pinnacle V (post 1-1-12)

NOTICE OF UNDERLYING FUND LIQUIDATION

The Board of Directors of Morgan Stanley Variable Insurance Fund, Inc, has approved a plan to liquidate the Morgan Stanley VIF U.S. Real Estate Portfolio, Class I and Class II, (the “Liquidating Funds”), Funds underlying your Contract. The Liquidating Funds will suspend the offering of their shares to all investors at the close of business on or about December 4, 2024 (the “Suspension Date”), and the liquidation is expected to occur on or about December 6, 2024 (“Liquidation Date”). As a result, as of the Suspension Date, the Variable Investment Options under your Contract that invest in the Liquidating Fund (the “Morgan Stanley VIF U.S. Real Estate Variable Investment Options”) will no longer be available for investment and as of the Liquidation Date the Morgan Stanley VIF U.S. Real Estate Variable Investment Options will be liquidated. You should disregard all references to the Morgan Stanley VIF U.S. Real Estate Variable Investment Options in your prospectus on and after the Liquidation Date.
If you have Contract value allocated to the Morgan Stanley VIF U.S. Real Estate Variable Investment Options at the close of business on the Liquidation Date, that Contract value will be automatically transferred to the Variable Investment Option that invests in the Fidelity VIP Government Money Market Portfolio (the “Money Market Variable Investment Option.”
You will receive a confirmation statement if any of your Account Value is automatically transferred to the Money Market Variable Investment Option as described above.
After the Suspension Date, the Morgan Stanley VIF U.S. Real Estate Variable Investment Options will no longer be available for investment. Any request that we receive after the Suspension Date for the allocation of contributions or Account Value to the Morgan Stanley VIF U.S. Real Estate Variable Investment Options will result in an allocation of such contribution or Account Value to the Money Market Variable Investment Option. In addition, the Morgan Stanley VIF U.S. Real Estate Variable Investment Options will be replaced by the Money Market Variable Investment Option under (i) any standing allocation instructions that you have on file with us (including under the Systematic Transfer Program, Customized Asset Rebalancing Program or Dollar Cost Averaging Program) and (ii) any investment requirements applicable to your Contract.
You are permitted to transfer Contract value among the Investment Options (including the Variable Investment Options listed in your prospectus and the Guaranteed Rate Options) that are available for investment under your Contract. Before the Liquidation Date, you may transfer any Account Value in the Morgan Stanley VIF U.S. Real Estate Variable Investment Options to one or more available Investment Options. Likewise, after the Liquidation Date, you may transfer Account Value in the Money Market Variable Investment Option to one or more available Investment Options. We will not count any transfer from the Morgan Stanley VIF U.S. Real Estate Variable Investment Options prior to the Liquidation Date or from the Money Market Variable Investment Option within 60 days following the Liquidation Date against the number of free transfers that you may perform in a Contract Year. Therefore, any such transfer will not result in a transfer fee or count against any limit on the number of free transfers that you may perform. Contract owners with the Guaranteed Lifetime Income Advantage rider and/or Guaranteed Lifetime Income Advantage Plus rider with investments in the Morgan Stanley VIF U.S. Real Estate Variable
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Investment Options may make a one-time reallocation prior to or within 60 days following the Liquidation Date that will not trigger the 90-day waiting period for future reallocations. You should review the summary prospectuses or prospectuses for the underlying Funds before transferring Contract value between sub-accounts.

If you have Account Value allocated to the Morgan Stanley VIF U.S. Real Estate Variable Investment Options, you will receive a transfer request form, postage-paid return envelope and the summary prospectus for the Fidelity VIP Government Money Market Portfolio with this supplement. If you would like to submit a transfer request, receive another copy of the current summary prospectus or prospectus for any of the underlying Funds, update your standing allocation instructions on file with us, or submit any other request, or if you have any questions, please contact our Administrative Office at:

Regular Mail:	Overnight Mail:
National Integrity Life Insurance Company PO Box 5720 Cincinnati, Ohio 45201-5720	National Integrity Life Insurance Company 400 Broadway, MS 74 Cincinnati, Ohio 45202-3341

Phone: 1-800-433-1778

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